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Scudder Health Care Fund

Class AARP and Class S Shares

Annual Report

May 31, 2002

Contents

<Click Here> Letter from the Fund's President

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Shareholder Meeting Results

<Click Here> Trustees and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder Health Care Fund	Ticker Symbol	Fund Number
Class AARP	SHCAX	152
Class S	SCHLX	352

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Asset Management is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Letter from the Fund's President

Dear Shareholder,

It's well known that health care investors have faced difficult market conditions over the past year. We applaud your patience and commitment regarding this sector in fiscal year 2002 amid a more activist health care regulatory environment and earnings difficulties among some of the industry's largest companies.

We'd be foolish if we tried to predict exactly when the sector will return to its historically strong growth pattern. In our view, what the market needs now - just as much as a sales and earnings recovery - is a restoration of confidence that health care mutual funds offer exciting opportunities for investors who are prepared to accept the sector's risks.

In managing Scudder Health Care Fund, we shall seek the best return for your investment dollars - by doing our homework when it comes to research, by exploring new ways to deliver value to your portfolio, and by providing you with the tools needed to make informed investment decisions.

As you review your personal investment strategy, we ask that you not surrender to fear that the negative events of the past year will be repeated, but instead look to the potential for a brighter future. We believe you'll continue to see the merits of owning shares of Scudder Health Care Fund as a component of a well-diversified portfolio.

Sincerely,

William F. Glavin, Jr.
President
Scudder Health Care Fund

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Performance Summary May 31, 2002

Average Annual Total Returns*
Scudder Health Care Fund	1-Year	3-Year	Life of Class**
Class S	-11.99%	12.73%	10.76%
S&P 500 Index+	-13.87%	-5.23%	1.71%

Scudder Health Care Fund	1-Year	Life of Class***
Class AARP	-11.99%	-16.34%
S&P 500 Index+	-13.87%	-15.23%

Sources: Lipper, Inc. and Deutsche Investment Management Americas Inc.

** The Fund commenced operations on March 2, 1998. Index comparisons begin February 28, 1998.
*** On October 2, 2000, the Fund commenced offering Class AARP shares. Index comparisons begin on September 30, 2000.
Net Asset Value
	Class AARP	Class S
Net Asset Value: 5/31/02	$ 17.98	$ 17.99
5/31/01	$ 20.43	$ 20.44

Class S Lipper Rankings* - Health/Biotechnology Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	71	of	178	40
3-Year	31	of	58	53

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment*
-- Scudder Health Care Fund - Class S -- S&P 500 Index+

Comparative Results*
Scudder Health Care Fund		1-Year	3-Year	Life of Class**
Class S	Growth of $10,000	$8,801	$14,326	$15,436
	Average annual total return	-11.99%	12.73%	10.76%
S&P 500 Index+	Growth of $10,000	$8,613	$8,511	$10,749
	Average annual total return	-13.87%	-5.23%	1.71%

The growth of $10,000 is cumulative.

* Returns and rankings during the 3-year and life of class periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

Scudder Health Care Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Health Care Fund. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Lead Manager James E. Fenger joined the Advisor in 1983 and the fund team in 1998. Mr. Fenger has over 19 years of investment industry experience.

Co-Manager Leefin Lai joined the Advisor and the fund team in 2001. Ms. Lai began her investment career in 1993.

Director and Consultant Thomas Bucher joined the Advisor in 1995 and the fund team in 2002.

Below, Lead Portfolio Manager James Fenger discusses how Scudder Health Care Fund fared during the 12 months ended May 31, 2002.

Q: The past year was a time of exceptional stock market volatility and uncertainty. How did Scudder Health Care Fund perform between May 31, 2001 and May 31, 2002?

A: Despite difficult market conditions, Scudder Health Care Fund outperformed both the average of its peers and the unmanaged Standard & Poor's 500 index for the 12 months ended May 31, 2002. The fund's -11.99 percent return for the period (Class S shares) contrasted with a -18.31 percent average return for funds in Lipper's Health and Biotechnology funds category and a -13.87 percent return for the S&P 500 index. The S&P 500 index is a diverse group of large-company stocks that is not available for direct investment.

Q: Why was the fund able to preserve capital to a greater degree than its peers and the S&P 500 index?

A: Scudder Health Care Fund's strong weighting in health care service stocks such as hospitals and the fund's avoidance of certain large-cap pharmaceutical stocks helped it outpace many of its more aggressively and narrowly positioned peers this past fiscal year. While it is disappointing to see negative returns, the fund's diversified, defensive approach worked well to reduce the damage caused by an exceptionally volatile investing environment.

Between May 2001 and November 2001, the fund provided positive results. Solid earnings growth helped many health care stocks perform well amid overall market weakness. However, between November 2001 and May 31, 2002, just about every part of the health care sector, except health care service stocks, took ill. Biotechnology stocks - for much of the year the largest component of the fund's portfolio - fared poorly amid growing concern about regulation, research financing and earnings, as well as a sharp drop in the unmanaged Nasdaq Composite Index. (Many biotechnology firm shares trade on the Nasdaq market.)

Q: How did you position Scudder Health Care Fund within health care services?

A: During the year we boosted the fund's weighting in health care services stocks from 14.1 percent to 28.2 percent, the highest weighting in the fund's history. The fund's positioning is primarily in hospital management stocks, which are enjoying some of the best earnings growth prospects in more than a decade amid an improvement in admissions, prices and demographic trends. In other words, more patients are being admitted as America's population ages. Patients, insurers and employers are also paying more for services. Securities analysts estimate that the earnings growth rate of hospitals may be nearly double that of the average company in the S&P 500 index over the next five years (22.5 percent versus 12.5 percent as of May 31). (Source: Bloomberg Business News)

Other health care services stocks that also helped the fund's 2002 results include Caremark Rx (3.0 percent of the portfolio), a pharmacy benefits manager that has a rapidly growing mail order business and Laboratory Corp. of America (1.1 percent of the portfolio), a company that we believe is well-positioned to benefit from greater use of genetic marker screening (tests that doctors conduct to detect genetic traits that show if a person may develop certain illnesses).

Top Five Positive Contributors to Performance 5/31/01 to 5/31/02
Company	Industry	Change in portfolio position 5/31/01 to 5/31/02
Tenet Healthcare	Hospitals	Decrease from 3.7% to 3.4%
Triad Hospitals	Hospitals	Increase from 2.2% to 2.5%
HCA, Inc.	Hospitals	Increase from 3.7% to 4.6%
Gilead Sciences	Biotechnology	New purchase (2.2% at 5/31/02)
Caremark Rx	Mail order pharmacy	Increase from 2.2% to 3.0%

Source: Deutsche Investment Management Americas Inc.

Q: Why did many pharmaceutical stocks do so poorly in the past year?

A: Some major companies in this segment such as Merck and Schering-Plough (two stocks that the fund did not own) face fundamental earnings weakness because patents on some of their most profitable and top-selling products are expiring. Several large pharmaceutical companies also faced intense regulatory scrutiny regarding their operations. Some also face litigation from consumer activist groups who argue that companies illegally keep drug prices too high. All these circumstances had the effect of depressing pharmaceutical stocks to the lowest level relative to historical earnings since 1993, when activists last made a major push to regulate drug pricing and increase governmental oversight of the industry.

Top Five Negative Contributors to Performance 5/31/01 to 5/31/02
Company	Industry	Change in portfolio position 5/31/01 to 5/31/02
Invitrogen	Life science instrumentation	Sold
Pfizer	Large-cap pharmaceuticals	Decrease from 5.5% to 5.0%
Third Wave Technologies	Life science equipment	Decrease from 1.0% to 0.4%
NPS Pharmaceuticals	Biotechnology	Decrease from 2.0% to 1.2%
Genzyme	Biotechnology	Decrease from 2.0% to 1.3%

Source: Deutsche Investment Management Americas Inc.

Q: How important are biotechnology stocks to the fund and to what extent did they detract from performance over the past year?

A: Many biotechnology stocks suffered sharp declines during the past year as investor sentiment turned negative amid news about short-term earnings and regulatory setbacks at several high-profile firms. The Food and Drug Administration (FDA) generally:

• took more time to review new drugs,

• rejected more applications and

• more thoroughly scrutinized drug manufacturing operations.

Overall, these actions raised concerns about growth prospects at biotechnology and drug discovery companies.

Although biotechnology stocks were the second largest component of the fund's portfolio as of May 31, 2002, the fund's long-standing strategy of not being overexposed to biotechnology helped preserve capital, especially in the second half of the year. Share price declines in Third Wave Technologies (0.4 percent of the portfolio), and Genzyme (1.3 percent), an S&P 500-listed company that uses biotechnology products to treat rare diseases, hurt the fund the most in fiscal year 2002. On the positive side, the fund benefited from its position in Gilead Sciences (2.2 percent) during the period. Gilead has a new product to treat HIV-related infection, and the company's stock provided positive returns.

To help manage risk, we've been focusing on biotech firms with solid finances and strong product pipelines. However, even well run companies saw their stock prices negatively affected this past year by events such as the FDA's surprise rejection of a drug developed by ImClone (whose stock we did not own, benefiting the fund). The FDA's action appears to have hurt joint venture and merger prospects between large-cap pharmaceutical firms and biotechnology companies, and revealed that the $2 billion Bristol-Myers Squibb paid to buy ImClone last year was far too much. The fund did not own Bristol-Myers stock, either, in fiscal year 2002. This also helped its returns relative to some of the fund's peers.

Q: The fund also has significant investments in medical supply and device companies. How did this area fare in fiscal year 2002?

A: The fund enjoyed positive performance from companies such as Johnson & Johnson (1.3 percent of the portfolio and a top 10 holding for part of fiscal year 2002). J&J is developing a new type of drug-coated stent for cardiac patients and it is benefiting from its 2001 acquisition of Alza, a specialty pharmaceutical firm. Toward the end of the fiscal year, we saw weakness in some of the fund's major medical supply and device holdings such as Abbott Laboratories (5.7 percent of the portfolio and the fund's largest holding as of May 31, 2002).

Q: What's your outlook for the balance of calendar year 2002?

A: In the coming months, we believe health care services, particularly hospitals, remain well positioned to provide stronger relative returns than the overall stock market and perhaps other segments of the health care sector. Even though hospital stocks enjoyed strong returns in 2002, we think there's further potential. We believe hospital stock prices could hold up better than other areas if overall market conditions remain weak, if regulatory and political pressures on the pharmaceutical industry continue to mount and if the current U.S. economic recovery proves anemic.

As of May 31, hospital stocks traded at an average PE or price-to-earnings ratio of 22.5* (stock price divided by annual earnings per share for the preceding 12-month period). This was in line with the industry's estimated 22.5 percent long-term growth rate (as mentioned earlier) and compared favorably with a PE of 26.5 for the unmanaged S&P 500 index (which has an estimated 12.5 percent growth rate).* Generally speaking, a lower PE relative to growth rates indicates that a stock is more reasonably priced.

*Source: Bloomberg Business News, 6/19/02

Over the long term, the nation's demographic picture clearly favors health care investors. Between now and 2045, according to the U.S. Census Bureau, the number of people age 65 and older in the U.S. population is expected to more than double from less than 35 million (one in seven persons) to nearly 80 million (one in four persons). This will clearly be a catalyst for continued demand for hospitals, managed care, medical devices and supplies, pharmaceuticals and biotechnology products. Our goal will be to determine which companies are best prepared to profitably succeed in an increasingly competitive and global industry environment and an increasingly complex U.S. regulatory framework.

The opinions and forecasts expressed are those of the portfolio managers as of 6/19/02, and may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

Portfolio Summary May 31, 2002

Asset Allocation	5/31/02	5/31/01

Common Stocks	99%	94%
Cash Equivalents	1%	6%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	5/31/02	5/31/01

Biotechnology	26%	28%
Pharmaceuticals: Major Pharmaceuticals	17%	16%
Specialty Pharmaceuticals	11%	13%
Hospital Management	15%	10%
Medical Supply & Specialty	15%	19%
Health Care Services	13%	4%
Life Science Equipment	3%	9%
Diversified Manufacturing	-	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2002 (36.6% of Portfolio)
1. Abbott Laboratories Developer of health care products	5.7%
2. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and nonprescription self-medications	5.0%
3. Wyeth Manufacturer of pharmaceuticals and health care products	4.6%
4. HCA, Inc. Operator of hospitals and other health care facilities	4.6%
5. Tenet Healthcare Corp. Operator of specialty and general hospitals	3.4%
6. Caremark Rx, Inc. Provider of pharmaceutical services	3.0%
7. Pharmacia Corp. Researcher of biotechnology developments	2.7%
8. Charles River Laboratories International, Inc. Provider of research tools and services for drug discovery	2.6%
9. Genentech, Inc. Developer and discoverer of human pharmaceuticals	2.5%
10. Triad Hospitals, Inc. Provider of health care services through its ambulatory surgery centers	2.5%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of May 31, 2002

	Shares	Value ($)
Common Stocks 98.9%
Health
Biotechnology 25.4%
Amgen, Inc.*	101,900	4,853,497
Biogen, Inc.*	85,100	4,244,788
Celgene Corp.*	81,900	1,474,200
Celltech Group PLC*	183,200	1,836,246
Cephalon, Inc.*	67,200	3,600,576
Enzon, Inc.*	47,900	1,349,343
Genentech, Inc.*	144,200	5,119,100
Genzyme Corp. (General Division)*	82,500	2,642,475
Gilead Sciences, Inc.*	129,200	4,607,272
ICOS Corp.*	31,000	697,810
IDEC Pharmaceuticals Corp.*	99,100	4,250,399
ILEX Oncology, Inc.*	92,100	1,427,550
ImmunoGen, Inc.*	108,000	437,400
Inspire Pharmaceuticals, Inc.*	147,100	428,061
InterMune, Inc.*	127,400	3,407,950
MedImmune, Inc.*	102,400	3,330,048
Neurocrine Biosciences, Inc.*	76,500	2,480,895
NPS Pharmaceuticals, Inc.*	131,600	2,533,300
OSI Pharmaceuticals, Inc.*	55,500	1,686,645
Transkaryotic Therapies, Inc.*	52,400	1,981,244
		52,388,799
Health Care Services 13.3%
Aetna, Inc.	21,900	1,047,915
AmerisourceBergen Corp.	42,800	3,299,452
Anthem, Inc.*	32,000	2,268,800
Caremark Rx, Inc.*	323,200	6,250,688
Laboratory Corp. of America Holdings*	45,800	2,246,490
McKesson Corp.	96,600	3,622,500
Priority Health Corp. "B"*	68,600	1,739,696
Quest Diagnostics, Inc.*	27,600	2,412,792
UnitedHealth Group, Inc.	25,300	2,297,240
Wellpoint Health Networks, Inc.*	29,400	2,180,304
		27,365,877
Hospital Management 14.9%
HCA, Inc.	191,500	9,408,395
Province Healthcare Co.*	182,700	4,651,542
Tenet Healthcare Corp.*	93,800	6,988,100
Triad Hospitals, Inc.*	112,100	5,065,799
Universal Health Services, Inc. "B"*	95,200	4,723,824
		30,837,660
Life Science Equipment 3.1%
Charles River Laboratories International, Inc.*	147,300	5,413,275
Third Wave Technologies*	329,000	914,620
		6,327,895
Medical Supply & Specialty 14.4%
Abbott Laboratories	249,900	11,870,251
Baxter International, Inc.	76,400	4,102,680
Biomet, Inc.	117,875	3,327,611
Diagnostic Products Corp.	46,600	2,346,310
Johnson & Johnson	44,692	2,741,854
Medtronic, Inc.	55,600	2,565,940
Zimmer Holdings, Inc.*	81,500	2,850,870
		29,805,516
Pharmaceuticals 27.8%
Altana AG	44,400	2,393,477
Aventis SA "A"*	41,900	2,911,312
Biovail Corp.*	55,800	1,806,246
Eli Lilly & Co.	57,700	3,733,190
Forest Laboratories, Inc.*	68,400	5,049,972
GlaxoSmithKline PLC (ADR)	44,800	1,825,600
ICN Pharmaceuticals, Inc.	73,100	2,048,993
King Pharmaceuticals, Inc.	164,566	4,451,510
KYORIN Pharmaceutical Co., Ltd.	71,000	1,788,140
Pfizer, Inc.	299,750	10,371,350
Pharmaceutical Resources, Inc.*	87,700	2,175,837
Pharmacia Corp.	127,300	5,498,087
Sanofi-Synthelabo SA	30,400	1,841,498
SICOR, Inc.*	121,100	1,982,407
Wyeth	171,100	9,496,050
		57,373,669
Total Common Stocks (Cost $189,918,313)		204,099,416

Cash Equivalents 1.1%
Scudder Cash Management QP Trust, 1.86% (b) (Cost $2,220,611)	2,220,611	2,220,611
Total Investment Portfolio - 100.0% (Cost $192,138,924) (a)		206,320,027

* Non-income producing security.
(a) The cost for federal income tax purposes was $192,778,914. At May 31, 2002, net unrealized appreciation for all securities based on tax cost was $13,541,113. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $33,246,571 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $19,705,458.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Asset Management Americas Inc. The rate shown is the unaudited annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2002
Assets
Investments in securities, at value (cost $192,138,924)	$ 206,320,027
Foreign currency, at value (cost of $163)	162
Receivable for investments sold	37,608
Dividends receivable	145,226
Receivable for Fund shares sold	256,669
Foreign taxes recoverable	10,877
Total assets	206,770,569
Liabilities
Payable for Fund shares redeemed	175,597
Accrued management fee	155,887
Other accrued expenses and payables	83,745
Total liabilities	415,229
Net assets, at value	$ 206,355,340
Net Assets
Net assets consist of:
Net unrealized appreciation (depreciation) on: Investments	14,181,103
Foreign currency related transactions	577
Accumulated net realized gain (loss)	(28,375,696)
Paid-in capital	220,549,356
Net assets, at value	$ 206,355,340

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2002 (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price (a) per share ($30,468,198 / 1,694,096 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 17.98
Class S Net Asset Value, offering and redemption price (a) per share ($142,741,206 / 7,935,707 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 17.99
Class A Net Asset Value and redemption price per share ($16,928,978 / 945,258 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 17.91
Maximum offering price per share (100 / 94.25 of $17.91)	$ 19.00
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($11,930,374 / 674,462 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 17.69
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($4,272,989 / 241,393 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 17.70
Class I Net Asset Value, offering and redemption price per share ($13,595 / 753 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 18.05

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 1.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended May 31, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $20,465)	$ 994,152
Interest	164,099
Total Income	1,158,251
Expenses: Management fee	1,965,090
Administrative fee	820,463
Distribution service fees	149,722
Trustees' fees and expenses	5,814
Other	4,758
Total expenses, before expense reductions	2,945,847
Expense reductions	(2,232)
Total expenses, after expense reductions	2,943,615
Net investment income (loss)	(1,785,364)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(8,691,435)
Foreign currency related transactions	(122,103)
(8,813,538)
Net unrealized appreciation (depreciation) during the period on: Investments	(18,715,145)
Foreign currency related transactions	515
(18,714,630)
Net gain (loss) on investment transactions	(27,528,168)
Net increase (decrease) in net assets resulting from operations	$ (29,313,532)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended May 31,
	2002	2001
Operations: Net investment income (loss)	$ (1,785,364)	$ (1,289,797)
Net realized gain (loss) on investment transactions	(8,813,538)	(16,352,601)
Net unrealized appreciation (depreciation) on investment transactions during the period	(18,714,630)	16,680,540
Net increase (decrease) in net assets resulting from operations	(29,313,532)	(961,858)
Distributions to shareholders from: Net realized gains: Class AARP	-	(604,305)
Class S	-	(7,056,237)
Fund share transactions: Proceeds from shares sold	77,169,073	251,639,604
Reinvestment of distributions	-	7,481,665
Cost of shares redeemed	(77,355,714)	(109,619,121)
Redemption fees	137,312	603,405
Net increase (decrease) in net assets from Fund share transactions	(49,329)	150,105,553
Increase (decrease) in net assets	(29,362,861)	141,483,153
Net assets at beginning of period	235,718,201	94,235,048
Net assets at end of period	$ 206,355,340	$ 235,718,201

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended May 31,	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.43	$ 24.89
Income (loss) from investment operations: Net investment income (loss)[b]	(.14)	(.07)
Net realized and unrealized gain (loss) on investment transactions	(2.32)	(3.73)
Total from investment operations	(2.46)	(3.80)
Less distributions from: Net realized gains on investment transactions	-	(.69)
Redemption fees	.01	.03
Net asset value, end of period	$ 17.98	$ 20.43
Total Return (%)	(11.99)	(15.48)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	30	35
Ratio of expenses (%)	1.20	1.20*
Ratio of net investment income (loss) (%)	(.70)	(.54)*
Portfolio turnover rate (%)	62	65
[a] For the period from October 2, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.
* Annualized
** Not annualized

Class S
Years Ended May 31,	2002	2001	2000	1999	1998[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.44	$ 18.32	$ 12.93	$ 12.08	$ 12.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.14)	(.14)	(.17)	(.11)	(.01)
Net realized and unrealized gain (loss) on investment transactions	(2.32)	2.88	5.54	.94	.09
Total from investment operations	(2.46)	2.74	5.37	.83	.08
Less distributions from: Net realized gains on investment transactions	-	(.69)	-	-	-
Redemption fees	.01	.07	.02	.02	-***
Net asset value, end of period	$ 17.99	$ 20.44	$ 18.32	$ 12.93	$ 12.08
Total Return (%)	(11.99)	14.88	41.69[d]	7.04[d]	.67c,d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	143	188	94	47	41
Ratio of expenses before expense reductions (%)	1.20	1.31	1.89[e]	1.95	3.68*
Ratio of expenses after expense reductions (%)	1.20	1.31	1.83[e]	1.75	1.75*
Ratio of net investment income (loss) (%)	(.70)	(.64)	(1.10)	(.88)	(.40)*
Portfolio turnover rate (%)	62	65	142	133	68*
[a] For the period from March 2, 1998 (commencement of operations) to May 31, 1998.
[b] Based on average shares outstanding during the period.
[c] Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.79% and 1.75%, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Health Care Fund (the "Fund") is a non-diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.Certain detailed information for the Class A, B, C and I shares is provided separately and is available upon request.Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2002 the Fund had a net tax basis capital loss carryforward of approximately $22,894,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2010, the expiration date.

From November 1, 2001 through May 31, 2002, the Fund incurred approximately $4,842,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended May 31, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2002, the Fund's components of distributable earnings on a tax-basis are as follows:

Undistributed ordinary income	$ -
Undistributed net long-term capital gains	$ -
Capital loss carry forwards	$ 22,894,000
Unrealized appreciation (depreciation) on investments	$ 13,541,113

In addition, during the year ended May 31, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income	$ -

For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Upon the redemption or exchange of shares held by Class AARP and Class S shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended May 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $151,333,478 and $139,432,372, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.85% of the first $500,000,000 of the Fund's average daily net assets and 0.80% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended May 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.35%, 0.35%, 0.375%, 0.425%, 0.40% and 0.10% of the average daily net assets for Class AARP, S, A, B, C and I shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Services Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended May 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at May 31, 2002
Class AARP	$ 122,668	$ 9,424
Class S	599,168	43,136
Class A	49,693	5,638
Class B	37,045	4,454
Class C	11,880	1,494
Class I	9	1
	$ 820,463	$ 64,147

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2002
Class B	$ 65,374	$ 7,865
Class C	22,275	2,803
	$ 87,649	$ 10,668

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2002
Class A	$ 32,980	$ 3,440
Class B	21,687	2,420
Class C	7,406	881
	$ 62,073	$ 6,741

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2002 aggregated $23,557.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2002, the CDSC for Class B and C shares aggregated $15,244 and $2,154, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended May 31, 2002, totaled $164,099 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investments Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregated net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended May 31, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $2,232 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2002		Year Ended May 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	480,303	$ 9,500,433	1,938,908	$ 42,933,983*
Class S	1,543,754	30,639,916	8,766,981	196,214,855
Class A	1,066,568	21,066,304	386,075	7,638,160**
Class B	573,079	11,282,030	198,180	3,912,999**
Class C	237,625	4,667,671	47,705	938,605**
Class I	710	12,719	43	1,002**
		$ 77,169,073		$ 251,639,604
Shares issued to shareholders in reinvestment of distributions
Class AARP	-	$ -	25,290	$ 587,983*
Class S	-	-	296,375	6,893,682
		$ -		$ 7,481,665
Shares redeemed
Class AARP	(500,857)	$ (9,707,594)	(249,548)	$ (4,926,045)*
Class S	(2,821,920)	(55,528,635)	(4,993,132)	(104,158,769)
Class A	(484,135)	(9,484,740)	(23,250)	(455,897)**
Class B	(93,148)	(1,787,050)	(3,649)	(68,606)**
Class C	(43,485)	(847,695)	(452)	(9,804)**
Class I	-	-	-	-**
		$ (77,355,714)		$ (109,619,121)
Redemption fees
Class AARP	-	$ 38,833	-	$ 33,974*
Class S	-	98,479	-	569,431
Class A	-	-	-	-**
Class B	-	-	-	-**
Class C	-	-	-	-**
Class I	-	-	-	-**
		$ 137,312		$ 603,405
Net increase (decrease)
Class AARP	(20,554)	$ (168,328)	1,714,650	$ 38,629,895*
Class S	(1,278,166)	(24,790,240)	4,070,224	99,519,199
Class A	582,433	11,581,564	362,825	7,182,263**
Class B	479,931	9,494,980	194,531	3,844,393**
Class C	194,140	3,819,976	47,253	928,801**
Class I	710	12,719	43	1,002**
		$ (49,329)		$ 150,105,553

* For the period October 2, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.
** For the period December 29, 2000 (commencement of sales of Class A, B, C and I shares) to May 31, 2001.

Report of Independent Accountants

To the Trustees of Scudder Securities Trust and Shareholders of the Scudder Health Care Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder Health Care Fund (the "Fund") at May 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 18, 2002	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Health Care Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

1. To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
6,708,276	297,615	200,054

Trustees and Officers

The following table presents information about each Trustee of the Fund as of May 31, 2002. Each Trustee's age is in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period.

Non-Interested Trustees
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Henry P. Becton, Jr. (58)
Trustee	2000 to present	President, WGBH Educational Foundation	48	American Public Television;
New England Aquarium;
Becton Dickinson and Company;
Mass Corporation for Educational Telecommunications;
The A.H. Belo Company;
Committee for Economic Development;
Concord Academy;
Public Broadcasting Service;
Boston Museum of Science

Dawn-Marie Driscoll (55)
Trustee	2000 to present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College	48	Computer Rescue Squad; Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Chairman, ICI Directors Services Committee
Edgar R. Fiedler (73)
Trustee	2000 to present	Senior Fellow and Economic Counsellor, The Conference Board, Inc. (not-for-profit business research organization)	48	None
Keith R. Fox (48)
Trustee	1997 to present	Managing Partner, Exeter Capital Partners (private equity funds)	48	Facts on File (school and library publisher); Progressive (kitchen importer and distributor)
Louis E. Levy (69)
Trustee	April 2002 to present	Retired	63	Household International (banking and finance) (1992 to present); ISI Family of Funds (four registered investment companies) (2000 to present)
Jean Gleason Stromberg (58)
Trustee	2000 to present	Consultant (1997 to present); prior thereto, Director, U.S. General Accounting Office (1996-1997); Partner, Fulbright & Jaworski (law firm) (1978-1996)	48	The William and Flora Hewlett Foundation
Jean C. Tempel (59)
Trustee	2000 to present	Managing Partner, First Light Capital (venture capital group)	48	United Way of Mass Bay;
Sonesta International Hotels, Inc.;
Northeastern University Funds and Endowment Committee;
Connecticut College Finance Committee;
Commonwealth Institute (not-for-profit start-up for women's enterprises);
The Reference, Inc. (IT consulting for financial services)

Carl W. Vogt (66)
Trustee	April 2002 to present	Member, Fulbright & Jaworski L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (1999-2000)	63	Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (four registered investment companies)
Interested Trustees
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Richard T. Hale[1] (56)
Trustee and Vice President	April 2002 to present	Managing Director, Deutsche Asset Management	220	None

1 Mr. Hale is considered an "interested person" because of his affiliation with the fund's investment manager.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

The following table presents information about each Officer of the Fund as of May 31, 2002. Each Officer's age is in parentheses after his or her name. Unless otherwise noted, the address of each Officer is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other officers hold offices in accordance with the By-Laws of the Fund. Each Officer of the Fund is an employee of the Fund's Advisor, Deutsche Investment Management Americas Inc., or an affiliate of the Advisor.

Officers
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
William F. Glavin, Jr. (43)
President	2000 to present	Managing Director, Deutsche Asset Management
James E. Fenger (43)
Vice President	1998 to present	Managing Director, Deutsche Asset Management
Joshua Feuerman (36)
Vice President	April 2002 to present	Managing Director, Deutsche Asset Management (1999 to present); prior thereto, head of international strategies, State Street Global Advisors
Richard T. Hale (56)
Vice President	April 2002 to present	Managing Director, Deutsche Asset Management
Sewall Hodges (47)
Vice President	1999 to present	Managing Director, Deutsche Asset Management
Blair J. Treisman (34)
Vice President	2000 to present	Vice President, Deutsche Asset Management (1999 to present); prior thereto, business services analyst, Salomon Smith Barney; senior research analyst and hedge fund manager, Midtown Research Group; senior analyst of Small Cap Growth Equities Group, Putnam Investments

John Millette (39)
Vice President and Secretary	1999 to present	Vice President, Deutsche Asset Management
Daniel O. Hirsch (48)
Vice President and Assistant Secretary	April 2002 to present	Managing Director, Deutsche Asset Management (1998-present); prior thereto, Assistant General Counsel, Securities and Exchange Commission (1993-1998)
Gary L. French (50)
Treasurer	January 2002 to present	Managing Director, Deutsche Asset Management (2001 to present); prior thereto, President, UAM Fund Services, Inc.
John R. Hebble (43)
Assistant Treasurer	1998 to present	Senior Vice President, Deutsche Asset Management
Thomas Lally (34)
Assistant Treasurer	2001 to present	Senior Vice President, Deutsche Asset Management
Brenda Lyons (39)
Assistant Treasurer	2000 to present	Senior Vice President, Deutsche Asset Management
Caroline Pearson (40)
Assistant Secretary	1997 to present	Managing Director, Deutsche Asset Management (1997 to present); prior thereto, Associate, Dechert (law firm)

Investment Products and Services

Scudder Funds
Core
Scudder Balanced Fund
Scudder Growth and Income Fund
Scudder S&P 500 Index Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Growth
Scudder 21st Century Growth Fund
Scudder Capital Growth Fund
Scudder Development Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Large Company Value Fund
Scudder Small Company Value Fund*
Sector
Scudder Gold & Precious Metals Fund
Scudder Health Care Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Latin America Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.*
Income
Scudder GNMA Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Tax-Free Income
Scudder California Tax-Free Income Fund*
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund*
Money Market
Scudder Cash Investment Trust
Scudder Money Market Series:
Prime Reserve Shares
Premium Shares
Managed Shares
Scudder Tax-Free Money Fund
Scudder U.S. Treasury Money Fund

* Class S shares only

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAIL™ - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735

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